UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2012

IASIS HEALTHCARE LLC

(Exact name of registrant as specified in its charter)

Delaware	333-117362	20-1150104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 Seaboard Lane, Building E Franklin, Tennessee		37067
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 844-2747

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On August 27, 2012, IASIS Healthcare LLC (“IASIS”) announced its entrance into a business partnership with Aurora Health Care (“Aurora”), a not-for-profit healthcare system that owns 15 acute care hospitals and 190 clinics and other facilities that serve residents of eastern Wisconsin and northern Illinois. The business partnership will include a development joint venture under which IASIS and Aurora will seek to jointly acquire, build and manage healthcare facilities, with an initial focus on Aurora’s service area.

A copy of the press release announcing the IASIS-Aurora partnership is attached at Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit 99.1 – Press release dated August 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IASIS HEALTHCARE LLC

By:	/s/ John M. Doyle
John M. Doyle
Chief Financial Officer

Date: August 27, 2012